UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Alaunos Therapeutics, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ALAUNOS THERAPEUTICS, INC.
ATTN: SECRETARY
2617 BISSONNET, SUITE 225
HOUSTON, TX 77005

V48663-P09834

Your **Vote** Counts!

ALAUNOS THERAPEUTICS, INC.

2024 Annual Meeting
Vote by June 5, 2024
11:59 PM ET

You invested in ALAUNOS THERAPEUTICS, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 6, 2024.

Get informed before you vote

View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 23, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

  *Please check the meeting materials for any special requirements for meeting attendance.

 Vote at www.ProxyVote.com

 THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.

To elect each of the five nominees for director named in the accompanying proxy statement (the “proxy statement”) to hold office until the 2025 annual meeting of stockholders and until his or her successor is duly elected and qualified or, if sooner, until his or her earlier death, resignation or removal.

For
Nominees:
01) Robert J. Hofmeister 02) Dale Curtis Hogue, Jr. 03) Robert W. Postma 04) Jaime Vieser 05) Holger Weis

2.	To ratify the selection of RSM US LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2024 by the audit committee (the “audit committee”) of the board of directors of the Company (the “Board”).	For

3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement.	For

4.	To approve the amendment and restatement of the Company’s second amended and restated certificate of incorporation, as amended (our “Charter”), in substantially the form attached to the proxy statement as Annex A, to, at the discretion of the Board, effect a reverse stock split with respect to the Company’s issued and outstanding common stock, par value $0.001 per share, including stock held by the Company as treasury shares, at a reverse stock split ratio of 1-for-5 to 1-for-15, inclusive.	For

5.	To approve an amendment to the Company’s Charter, in substantially the form attached to the proxy statement as Annex B, to, at the discretion of the Board, increase the number of shares of common stock authorized for issuance thereunder from 34,666,667 shares to 50,000,000 shares.	For

6.	To approve a proposal to adjourn the Annual Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 5 and Proposal 6 (“Proposal 6”).	For

NOTE: To transact any other business as may properly come before the Annual Meeting or any adjournments thereof.

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V48664-P09834